WEITZ SERIES FUND, INC.

Hickory Fund

Q U A R T E R L Y

R E P O R T

June 30, 2002

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEHIX

WEITZ SERIES FUND, INC. — HICKORY FUND
Performance Since Inception

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the Fund for the one and five year periods ended June 30, 2002, and for the period since inception, calculated in accordance with the SEC standardized formulas.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

June 30, 2002 (6 months)	–12.1%	–13.2%	–1.1%

Dec. 31, 2001	–4.6	–11.8	7.2

Dec. 31, 2000	–17.2	–9.1	–8.1

Dec. 31, 1999	36.7	21.0	15.7

Dec. 31, 1998	33.0	28.6	4.4

Dec. 31, 1997	39.2	33.4	5.8

Dec. 31, 1996	35.4	22.9	12.5

Dec. 31, 1995	40.5	37.5	3.0

Dec. 31, 1994	–17.3	1.3	–18.6

Dec. 31, 1993 (9 months)	20.3	5.5	14.8

Since Inception (April 1, 1993) Cumulative	232.0	161.1	70.9

Compound Annual Average Return	13.8	10.9	2.9

The Fund’s average annual total return for the one and five years ended June 30, 2002, and for the period since inception (April 1, 1993) was –17.7%, 8.5% and 13.8%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

WEITZ SERIES FUND, INC. — HICKORY FUND

The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Hickory Fund (April 1, 1993) through June 30, 2002, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large–size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Hickory Fund on April 1, 1993, would have been valued at $83,002 on June 30, 2002.

Average Annual Total Returns

	1 Year	5 Years	Since Inception (April 1, 1993)

Hickory Fund	–17.7%	8.5%	13.8%
Standard & Poor’s 500 Index	–18.0%	3.7%	10.9%

This information represents past performance of the Hickory Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WEITZ SERIES FUND, INC. – HICKORY FUND
June 30, 2002 – Quarterly Report

July 3, 2002

Dear Fellow Shareholder:

     The U.S. equity markets took a strong turn for the worse during the second quarter. Our investments in Hickory participated in the decline, losing 14.5%. The S&P 500 had a similar decline during the quarter, with a total return (including reinvested dividends) of –13.4%. Over the last twelve months, Hickory’s total return was –17.7%, while the S&P 500’s total return was –18.0%. According to Lipper, the average growth mutual fund had a total return of –21.0% over the same twelve month period.

Review and Outlook

     After two quarters of black ink, the stock market has once again turned ugly. All of the major U.S. averages lost ground during the quarter, with declines ranging from under 10% for the Russell 2000 to over 20% for the Nasdaq composite. Current levels of the averages are back to roughly the lows reached after September 11th. Many investors are asking if the pain will ever end. They are beginning to wonder if they will ever again be able to make money in the stock market. This recent decline, which has continued into the third quarter, is particularly surprising to many observers because it is happening at a point in the economic cycle when stocks usually perform well. The relevant questions seem obvious: Why does the market continue to go down? How long will it last? And perhaps most importantly, how are we managing Hickory in this environment?

     The first two questions (Why is the market down? How long will it last?), are the kinds of questions that I have often told you I don’t know how to answer. My focus and expertise is not in predicting short–term moves in the stock market, so please take the following with a large grain of salt. It seems to me that the problem is not that the economy is doing poorly. At this point it still appears that last year the U.S. experienced a recession and is now recovering in a slow and uneven fashion. As is always the case, some parts of the economy are doing better than others, and the progress overall is not smooth. This type of economic environment is relatively common and is usually good for stocks. This time, however, stocks are not cooperating.

     I believe two factors make things different this time. First, despite the significant declines over the past two and a half years, the overall stock market still appears to be expensive. Earnings have declined to relatively normal levels, but price to earnings ratios remain stubbornly high. Too many investors seem to still believe that the heady days of the late 1990’s were normal. It seems much more likely that those years will, in hindsight, be viewed as unsustainably good.

     The second factor weighing on stocks is the crisis in confidence that has arisen from the seemingly endless string of corporate scandals. Investors appear to be reaching the point where they are unwilling to trust any reported numbers and where they think all company managers are criminals. I believe this sense of disgust has been a major contributing factor to the stock market’s recent weakness. Hickory, too, has been affected by the scandals as a result of the apparent fraud at Adelphia, and I am quite sympathetic to this feeling of disgust.

     How long will this pain continue? There is really no way of knowing. Overall stock valuations are reaching the point where it is possible for reasonable people to believe that stocks are cheap. I still think we are not quite there, but I can see the other point of view. The point here is that stocks are no longer so expensive that we should expect them to fall in the short-term solely because of valuation.

     The other concerns weighing on the market are potentially more serious and longer lasting. The bull market of the last twenty years allowed many excesses to accumulate. These excesses will not be purged overnight. However, there are many signs that a change in attitude is taking place. Accountants fear becoming the next Arthur Andersen, corporate boards are waking up to their personal liability, investors are asking more questions, and even managements are realizing that the game has changed. I am not predicting how long all of this will take–as usual, I don’t know. But as you should all know by now, our investment strategy has never been dependent on the need to get the timing exactly right. For us, it is enough to believe that a stock is cheap and that the prospects for increasing its underlying value over time are good. Because we remain focused on the long-term, we remain comfortable that eventually this combination will lead to satisfactory results.

     In this environment we are managing Hickory as we always do. We are trying to find the cheapest companies relative to their long-term prospects. When stocks we own become less cheap because their prices rise, we reduce our positions. Examples of this during the second quarter include Novastar, Quanex, and Harrah’s Entertainment. All three are companies we continue to like, but in all three cases the stocks reached prices that were closer to our estimates of value. As a result, I decided to reduce Hickory’s exposure.

     On the other hand, we are continuing to buy more of those companies that appear least expensive relative to their current value and future prospects. The most out of favor stocks seem to be in the telecom and media areas. As usual, we are not running from controversy. Most of our recent purchases have been stocks in these industries. In particular, I would highlight Charter Communications, Western Wireless, and Liberty Media. Each stock has declined this year, contributing to Hickory’s losses. Each is controversial. Yet in each case, we have rechecked our assumptions and have concluded that there is sufficient value to justify the risks. Charter’s stock is suffering along with the rest of the cable industry. Cable valuations have returned to levels last seen in the mid-1990’s. At that time the potential of new products like cable modems and digital video was suspected, but still theoretical, and the capital spending needed to upgrade cable systems had barely been started. Now the capital programs are progressing and the new products are meeting with significant market success. Charter’s leverage is high, but it has the sources of funding it needs to carry out its plans. Western Wireless has stumbled lately, particularly in its domestic operations where it has been too slow to respond to the strategies of its competitors. The company is now responding, and insiders are aggressively buying stock on the open market. It continues to appear that it is likely there is more than sufficient value in either Western’s domestic business or its international business to justify a much higher stock price. It seems that Liberty’s stock is being tarred with the same cable and telecom brush even though corporate level debt is quite manageable and most of Liberty’s holdings, including all its private holdings, continue to perform well. We think Liberty’s long-term prospects are quite bright and the stock is trading at a large discount to its current value.

     We also added one new company to Hickory this quarter, D.R. Horton, a leading homebuilder. The home building industry has been consolidating as the largest builders have benefited from economies of scale and access to capital. Because no builder represents as much as 5 percent of single family construction, I believe this trend can continue for many years. This should create growth opportunities for builders like Horton even if the overall industry doesn’t grow. Some observers worry that we have created a “housing bubble” that will inevitably burst, pressuring all companies that participate in the housing industry. I think it is unlikely that we have yet reached that point. The supply of new homes has not risen with increasing demand, largely because local communities have become more reluctant to allow unchecked growth. This trend also benefits large builders with more expertise in managing the process of land entitlement. Horton has performed well, as a company and as a stock, for many years, but still trades at only nine times current year expected earnings.

     While I continue to believe that our investment approach is sound and can lead to good long-term results, it has long been clear to me, and by now it should be painfully clear to you, that our approach does not lead to good results for every stock we buy and over all time periods. I think of my investment approach as being similar to insurance underwriting. An insurance underwriter develops a system and a set of rules that are used to decide which risks to bear. The underwriter knows that some of the business he takes on will prove to be expensive, but accepts that cost if his total losses across his entire book of business are sufficiently low. I think of stock picking in a similar way. Mistakes in this business are inevitable, but as long as they are balanced by a sufficient number of successes, overall investment results can be good.

     The most recent example of a painful investment for us is Adelphia Communications. We totally misjudged the character of the Rigas family, and apparently became the victim of fraud. Adelphia’s decline has clearly hurt our performance this year. Nevertheless, despite these losses, we have still managed to gain a little ground on the S&P 500. Going forward, we are continuing to hold our Adelphia stock. The current market value is sufficiently low that any further losses should be small. While I am not counting on any upside from the stock, and neither should you, it is still possible that Adelphia’s common stock will eventually have some value.

     To summarize, this difficult period in the stock market is showing no signs of ending soon. Nevertheless I continue to feel good about the long-term prospects of our stocks. Times of stress and uncertainty often create the best buying opportunities. Because I have a long-term investment horizon, and understand that there will be bumps along the road, I remain comfortable having all of my investable assets in Hickory.

     Thank you for your continuing support.

Sincerely,

Richard F. Lawson Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

WEITZ SERIES FUND, INC. – HICKORY FUND
Schedule of Investments in Securities
June 30, 2002
(Unaudited)

Shares or units		Cost	Value

	COMMON STOCKS — 90.7%
	Auto Services — 6.1%
875,700	Insurance Auto Auctions, Inc.*†	$11,150,808	$17,076,150

	Cable Television — 5.4%
2,703,393	Adelphia Communications Corp. CL A*	27,708,189	432,543
3,603,600	Charter Communications, Inc. CL A*	27,116,807	14,702,688

		54,824,996	15,135,231

	Consumer Products and Services — 6.7%
1,285,400	Six Flags, Inc.*	21,326,924	18,574,030

	Diversified Industries — 0.3%
54,700	Lynch Corp.*	1,953,299	686,485
102,400	Morgan Group Holding Co.*	73,597	53,248

		2,026,896	739,733

	Financial Services — 15.1%
506,600	AmeriCredit Corp.*	7,235,562	14,210,130
50	Berkshire Hathaway, Inc. CL A*	3,493,400	3,340,000
400,000	Capital One Financial Corp.	9,903,482	24,420,000
3,435,400	Imperial Credit Industries, Inc.*@†	40,891,889	89,320

		61,524,333	42,059,450

	Health Care — 5.1%
442,800	Lincare Holdings, Inc.*	5,576,857	14,302,440

	Home Builders — 2.3%
250,000	D.R. Horton, Inc.	6,178,050	6,507,500

	Information Services — 0.6%
78,500	Costar Group, Inc.*	1,550,105	1,611,605

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Lodging and Gaming — 3.2%
200,000	Harrah’s Entertainment, Inc.*	$2,892,610	$8,870,000

	Media and Entertainment — 7.0%
1,497,000	Liberty Media Corp. – A*	19,026,596	14,970,000
125,000	Valassis Communications, Inc.*	1,752,653	4,562,500

		20,779,249	19,532,500

	Metal Processing and Fabrication — 2.0%
129,000	Quanex Corp.	1,924,035	5,637,300

	Printing Services — 7.5%
3,984,700	Mail–Well, Inc.*†	40,522,576	20,720,440

	Real Estate Investment Trusts — 11.6%
21,807	Medical Office Properties, Inc. Units**#	2,175,248	1,090,350
879,332	Newcastle Investment Holdings, Inc. †#	15,432,206	14,948,644
344,829	NovaStar Financial, Inc.	2,282,742	12,327,637
123,900	Redwood Trust, Inc.	2,445,532	3,902,850

		22,335,728	32,269,481

	Retail Discount — 0.9%
130,100	Big Lots, Inc.	1,813,425	2,560,368

	Satellite Services — 2.6%
2,530,900	Loral Space & Communications, Ltd.*	17,191,281	2,505,591
605,600	Orbital Sciences Corp.*	7,939,252	4,826,632

		25,130,533	7,332,223

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Telecommunications Services — 8.4%
1,565,932	Centennial Communications Corp. *	$6,222,207	$3,820,874
2,534,590	Level 3 Communications, Inc.*	30,055,668	7,477,040
102,400	Lynch Interactive Corp.*	2,684,651	3,123,200
357,400	Rural Cellular Corp. CL A*	14,965,978	371,696
128,600	Sunshine PCS Corp. CL A*	27,284	83,590
2,667,300	Western Wireless Corp. CL A*	25,985,858	8,535,360

		79,941,646	23,411,760

	Temporary Employment Services — 5.9%
2,786,500	Labor Ready, Inc.*†	20,032,426	16,301,025

	Total Common Stocks	379,531,197	252,641,236

	Warrants — 0.3%
211,974	Orbital Sciences Corp., Expiring 8/31/04*	0	922,087

	SHORT–TERM SECURITIES —9.1%
25,452,966	Wells Fargo Government Money Market Fund	25,452,966	25,452,966

	Total Investments in Securities	$404,984,163	279,016,289

	Other Liabilities in Excess of Other Assets — (0.1%)		(366,706)

	Total Net Assets —100%		$278,649,583

	Net Asset Value Per Share		$23.09

*	Non–income producing
†	Non–controlled affiliate
#	Restricted and/or illiquid security.
@	152,949 warrants of Imperial Credit Industries were received during the fiscal year ended 3/31/02 as a result of a class action settlement related to a previously owned subsidiary. The warrants currently have no value or cost assigned to them.
**	Each unit, which is restricted as to sale, consists of five shares of common stock.

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Board of Directors
     Lorraine Chang
    John W. Hancock
    Richard D. Holland
    Thomas R. Pansing, Jr.
    Delmer L. Toebben
    Wallace R. Weitz

Officers
    Wallace R. Weitz, President
     Mary K. Beerling, Vice–President & Secretary
    Linda L. Lawson, Vice–President
    Richard F. Lawson, Vice–President

Investment Adviser
     Wallace R. Weitz & Company

Distributor
     Weitz Securities, Inc.

Custodian
    Wells Fargo Bank Minnesota,
    National Association

Transfer Agent and Dividend Paying Agent
    Wallace R. Weitz & Company

Sub–Transfer Agent
    National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Hickory Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

7/26/02